SUPPLEMENT DATED NOVEMBER 22, 1995
                                      TO
                       PROSPECTUS DATED APRIL 28, 1995
                      PANORAMA PLUS SEPARATE ACCOUNT

                      PANORAMA PLUS VARIABLE ANNUITY

    On or about December 1, 1995, C.M. Life Insurance Company ("C.M. Life") and several other applicants intend to file an application with the Securities and Exchange Commission seeking an order approving the substitution of shares issued by Oppenheimer Variable Accounts Funds ("OVAF") for shares of certain investment portfolios of Connecticut Mutual Financial Services Series Fund I, Inc. ("CMFSSF") currently held by various Sub-Accounts of Panorama Plus Separate Account ("PanPlus Account"). To the extent required by law, approvals of such substitutions will also be obtained from the state insurance regulators in certain jurisdictions. The effect of such a share substitution would be to replace certain portfolios of CMFSSF with those of OVAF as investment options under the Panorama Plus Variable Annuity Policies described in your April 28, 1995 prospectus.

     More particularly, C.M. Life proposes to substitute: (1) shares issued by OVAF representing interests in OVAF'S Money Fund for shares currently held in a Sub-Account of PanPlus Account representing interests in CMFSSF's Money Market Portfolio, (2) shares issued by OVAF representing interests in OVAF'S Bond Fund for shares currently held in a Sub-Account of PanPlus Account representing interests in CMFSSF's Income Portfolio, and (3) shares issued by OVAF representing interests in OVAF's Bond Fund for shares currently held in a Sub-Account of PanPlus Account representing interests in CMFSSF's Government Securities Portfolio. If approved by the SEC and appropriate state insurance regulators, C.M. Life would carry out the proposed substitutions by redeeming the CMFSSF shares described above and purchasing with the proceeds, OVAF shares as described above. If carried out, the proposed substitutions would result in the involuntary reinvestment of policyowners' Policy Values, if any, invested in the foregoing CMFSSF Portfolios in the OVAF Funds as outlined above.

     The investment objectives of the OVAF Money Fund and Bond Fund are summarized below. Policyowners and prospective purchasers should carefully read the prospectus for the OVAF Money Fund and Bond Fund. C.M. Life will send each policyowner a copy of this prospectus before the proposed substitutions are carried out.

    OVAF Money Fund seeks the maximum current income from investments in "money market" securities consistent with low capital risk and maintenance of liquidity.

    OVAF Bond Fund seeks a high level of current income from investments in high-yield, fixed income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. As a secondary objective, the Bond Fund seeks capital growth when consistent with its primary objective.

     From the date of this supplement to the date of the proposed substitutions, each policyowner will be permitted to make one transfer of all of his or her Policy Value in any of the Sub-Accounts of PanPlus Account that would be affected by the proposed substitutions without that transfer being subject to any of the restrictions regarding transfers to the General Account. In addition, the competing option restriction will not apply to this transfer.

     If the proposed substitutions are carried out, each policyowner affected by the substitutions will be permitted, within 30 days from the date of the substitution, to make one transfer of all of his or her Policy Value in any of the Sub-Accounts of PanPlus Account that were affected by the proposed substitutions without that transfer being subject to any of the restrictions regarding transfers to the General Account. In addition, the competing option restriction will not apply to this one transfer.

     The proposed substitutions have come about as an indirect result of an Agreement and Plan of Merger between Connecticut Mutual Life Insurance Company (which owns C.M. Life) and Massachusetts Mutual Life Insurance Company, pursuant to which Connecticut Mutual would merge with and into Massachusetts Mutual. Upon consummation of the Merger, the separate existence of Connecticut Mutual would cease and Massachusetts Mutual would continue its corporate existence under its current name. It is currently anticipated that this Merger would occur during the first three months of 1996. If the approvals described above are obtained, C.M. Life currently intends to carry out the proposed substitutions within several months of the Merger of Connecticut Mutual with and into Massachusetts Mutual. If the Merger does not occur, C.M. Life will not carry out the proposed substitutions.